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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT





                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 20, 1998





                       KAUFMAN AND BROAD HOME CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                        1-9195                95-3666267
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



  10990 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA                90024
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (310) 231-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

     On October 20, 1998, the Registrant issued the press release attached hereto and incorporated herein as Exhibit 1.



                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 1998

                                   KAUFMAN AND BROAD HOME CORPORATION
                                   Registrant

                             By:   /s/ Kimberly N. King
                                   ---------------------------------------------
                                   Kimberly N. King
                                   Corporate Secretary
                                   and Associate Counsel


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